UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

W. P. CAREY & CO. LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13779	13-3912578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 16, 2012, W. P. Carey & Co. LLC (“W. P. Carey” or the “Company”) made available an updated presentation which includes information on the proposed Transactions (as hereinafter defined). A copy of this presentation is attached hereto as Exhibit 99.1. The presentation is also posted on W. P. Carey’s website at http://www.wpcarey.com.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into our filing under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act.

Cautionary Statement Concerning Forward-Looking Statements:

On February 21, 2012, W. P. Carey filed a Form 8-K announcing that its Board of Directors had approved a plan to reorganize the Company in order to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. As part of the plan, on February 17, 2012, W. P. Carey entered into (i) an Agreement and Plan of Merger (the “Conversion Agreement”) with W. P. Carey REIT, Inc., subsequently renamed W. P. Carey Inc., a newly formed Maryland corporation and wholly-owned subsidiary of the Company (“W. P. Carey Inc.”) providing for, among other things, the merger of the Company with and into W. P. Carey Inc. (the “REIT Conversion”), with W. P. Carey Inc. succeeding to and continuing to operate the existing business of the Company, and (ii) an Agreement and Plan of Merger with with its publicly held, non-traded REIT affiliate Corporate Property Associates 15 Incorporated (“CPA®:15”), a Maryland corporation, pursuant to which CPA®:15, through a series of steps, will become an indirect subsidiary of W. P. Carey Inc. (the “Merger” and together with the REIT Conversion, the “Transactions”). CPA®:15 is a publicly-owned, non-listed REIT, which was sponsored by W. P. Carey and for which W. P. Carey and its affiliates serve as advisor. The consummation of the proposed Transactions is subject to certain conditions, including among other things, effectiveness of a registration statement on Form S-4 (the “Form S-4”), as amended from time to time relating to the shares of W. P. Carey Inc. common stock to be issued in the proposed Transactions, which can be found on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Form S-4 was declared effective by the SEC on July 30, 2012. On August 6, 2012, the Company and CPA®:15 began mailing the underlying Joint Proxy Statement/Prospectus (the “Joint Proxy Statement/Prospectus”) to the shareholders of W. P. Carey (the “W. P. Carey Shareholders”) and the stockholders of CPA®:15, which contains important information about W. P. Carey, CPA®:15, W. P. Carey Inc. and the proposed Transactions. W. P. Carey Shareholders are urged to read these documents carefully and in their entirety.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and CPA®:15 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Transactions, integration plans and expected synergies, the expected benefits of the REIT Conversion, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Transactions. These statements are based on the current expectations of the management of W. P Carey. It is important to note that the combined company’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. These risks, as well as other risks associated with the proposed Transactions, are more fully discussed in the Joint Proxy

Statement/Prospectus. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, none of W. P. Carey CPA®:15 or W. P. Carey Inc. undertakes any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act. W. P. Carey intends to mail its Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Transactions. W. P. CAREY URGES INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY, CPA®:15 and W. P. CAREY INC., BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15, W. P. CAREY INC. AND THE TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials are also available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http://www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey Inc., W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2012 in connection with its 2012 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC by CPA®:15 on March 5, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation dated August 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC

Date: August 16, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director